UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2020

AMNEAL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38485	32-0546926
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Crossing Blvd

Bridgewater, NJ 08807

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (908) 947-3120

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	AMRX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 5, 2020, the stockholders of Amneal Pharmaceuticals, Inc. (the “Company”) approved an amendment to the Amneal Pharmaceuticals, Inc. 2018 Incentive Award Plan (the “Stock Plan”), which (1) authorizes an additional 14,000,000 shares of Class A common stock available for issuance under the Stock Plan, (2) extends the term of the Stock Plan until the tenth anniversary of the Board’s adoption of the amendment, (3) eliminates certain references to the Company’s predecessor, Atlas Holdings, Inc., and (4) adds an exclusion to the definition of a change in control. The material terms of the Stock Plan are summarized in the Company’s Proxy Statement for the 2020 Annual Meeting of Stockholders of the Company as filed with the Securities and Exchange Commission on March 23, 2020 (the “2020 Proxy Statement”) under the heading “Proposal 3 Approval of Amendment to Amneal Pharmaceuticals, Inc. 2018 Incentive Award Plan.” The foregoing description of the Stock Plan is qualified in its entirety by reference to the actual terms of the Stock Plan, as amended, which are set forth in Appendix B to the 2020 Proxy Statement.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) on May 5, 2020. Each of the proposals was approved, and each of the director nominees was elected, by the vote of the stockholders at the Annual Meeting as follows:

Proposal 1: To elect the following director nominees to hold office until the 2021 Annual Meeting of Stockholders and until their respective successors are elected and qualified:

	For	Against	Abstain	Broker Non- Votes
Emily Peterson Alva	233,597,039	3,228,309	311,437	24,010,946
J. Kevin Buchi	203,329,012	33,637,440	170,333	24,010,946
Jeff George	231,041,834	5,907,446	187,505	24,010,946
John Kiely	236,295,200	657,323	184,262	24,010,946
Paul Meister	218,667,471	17,419,680	1,049,634	24,010,946
Ted Nark	223,306,105	13,648,942	181,738	24,010,946
Chintu Patel	236,073,948	908,990	153,847	24,010,946
Chirag Patel	235,389,046	1,593,006	154,733	24,010,946
Gautam Patel	233,429,741	3,543,835	163,209	24,010,946
Shlomo Yanai	236,430,945	551,213	154,627	24,010,946

Proposal 2: To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non- Votes
235,922,083	955,388	259,314	24,010,946

Proposal 3: To approve an amendment to the Stock Plan

For	Against	Abstain	Broker Non- Votes
223,080,633	13,837,642	218,510	24,010,946

Proposal 4: To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020:

For	Against	Abstain	Broker Non- Votes
260,091,360	814,306	242,065	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2020	AMNEAL PHARMACEUTICALS, INC.

	By:	/s/ Stephen J. Manzano
	Name:	Stephen J. Manzano
	Title:	Senior Vice President, General Counsel and Corporate Secretary